                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                            CURRENT REPORT PURSUANT
                             TO SECTION 13 OR 15(d)
                                    OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 June 2, 1999
                Date of report (Date of earliest event reported)

                               VISTA GOLD CORP.
             (Exact Name of Registrant as Specified in Its Charter)

                           YUKON TERRITORY, CANADA
                 (State or Other Jurisdiction of Incorporation)

             1-9025                                   NOT APPLICABLE.
     (Commission File Number)                (IRS Employer Identification No.)

370 SEVENTEENTH STREET, SUITE 3000,
           DENVER, CO USA                                 80202
(Address of Principal Executive Offices)                (Zip Code)

                                 (303) 629-2450
              (Registrant's Telephone Number, Including Area Code)

                                NOT APPLICABLE.
         (Former Name or Former Address, if Changed Since Last Report)

                               VISTA GOLD CORP.

ITEM 1.      CHANGES IN CONTROL OF REGISTRANT.

        Not applicable.

ITEM 2.      ACQUISITION OR DISPOSITION OF ASSETS.

        Not applicable.

ITEM 3.      BANKRUPTCY OR RECEIVERSHIP.

        Not applicable.

ITEM 4.      CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        Not applicable.

ITEM 5.      OTHER EVENTS.

        PRESS RELEASE DATED JUNE 2, 1999 ANNOUNCING TERMINATION OF MERGER DISCUSSIONS.

ITEM 6.      RESIGNATIONS OF REGISTRANT'S DIRECTORS.

        Not applicable.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.

        (a)  Financial statements of businesses acquired:

             Not applicable.

        (b)  PRO FORMA financial information:

             Not applicable.

        (c)  Exhibits

             20.1 Press release dated June 2, 1999 announcing termination of merger discussion

ITEM 8.      CHANGE IN FISCAL YEAR.

        Not applicable.

ITEM 9.      SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

        Not applicable.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            VISTA GOLD CORP.
                                            (Registrant)

Date: June 2, 1999                          By: /s/ Roger L. Smith
                                                --------------------------
                                                Roger L. Smith
                                                Vice President Finance

                                EXHIBIT INDEX

                   EXHIBIT NO.                                        PAGE NO.
                   -----------                                        --------

20.1  Press release dated June 2, 1999 announcing
      termination of merger discussion                                   2